UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08985

Western Asset Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2017

WESTERN ASSET

CORPORATE LOAN

FUND INC. (TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Corporate Loan Fund Inc. for the twelve-month reporting period ended September 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

October 31, 2017

II	Western Asset Corporate Loan Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%, the strongest reading in two years. Finally, the U.S. Department of Commerce’s initial estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. Slightly slower growth was attributed to a number of factors, including decelerations in personal consumption expenditures, in nonresidential fixed investment and in exports that were partly offset by an acceleration in private inventory investment and a downturn in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on September 30, 2017, the unemployment rate was 4.2%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since February 2001. However, the percentage of longer-term unemployed ticked up over the reporting period. In September 2017, 25.5% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. Finally, at its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program....”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

October 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Corporate Loan Fund Inc.	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

IV	Western Asset Corporate Loan Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions. Under normal market conditions, the Fund invests at least 80% of total assets in collateralized senior loans.

The Fund may also invest up to 20% of total assets in uncollateralized senior loans; investment and non-investment grade corporate debt securities; U.S. government debt; money market instruments; derivatives designed to hedge risks inherent in the Fund’s portfolio; and certain other securities received in connection with investments in collateralized senior loans. The Fund’s emphasis on long-term investing is combined with consistent monitoring and selling on early warning signs whenever possible. The core credit strategy of the Fund is to identify strong credits in stable industries through thorough analysis and research.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Timothy J. Settel.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationi Treasuries over the twelve-month reporting period ended September 30, 2017. The fixed income market was impacted by a number of factors during the reporting period, including shifting expectations for economic growth, uncertainties related to future Federal Reserve Board (the “Fed”)ii monetary policy and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period as a whole. The yield for the two-year Treasury note began the reporting period at 0.77% — the low for the period — and ended at 1.47% — equaling the high for the reporting period. The yield for the ten-year Treasury was 1.60% at the beginning of the reporting period — the low for the period. The peak of 2.62% occurred on March 13, 2017, and ended the period at 2.33%.

For the twelve months ended September 30, 2017, the Bloomberg Barclays U.S. Aggregate Indexiii, gained 0.07% while the leveraged loan market, as measured by the S&P/LSTA Performing Loan Indexiv retuned 5.41%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by decreasing the Fund’s CCC-rated overweight and reducing the underweight to BB-rated securities. We also

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	1

Fund overview (cont’d)

added to the Fund’s B-rated exposure, and now have an overweight position. From a sector perspective, we increased the Fund’s allocation to the building materials industry, within the Capital Goods1 sector, given the strengthening housing market and increased building activity. We added exposure to the Health Care sector, primarily by participating in the new issue market. Finally, we reduced our exposure to the Transportation sector as our views changed on certain credits due to changing valuations and macro headwinds, and to the Utilities sector as we eliminated a holding that we no longer found to be attractive.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 30% of the gross assets of the Fund, versus roughly 29% at the beginning of the period. The use of leverage in general was positive for absolute performance during the twelve months ended September 30, 2017.

Performance review

For the twelve months ended September 30, 2017, Western Asset Corporate Loan Fund Inc. returned 5.94% based on its net asset value (“NAV”)v and 9.46% based on its New York Stock Exchange (“NYSE”) market price per share. The S&P/LSTA Performing Loan Index (the “Index”) and the Lipper Loan Participation Closed-End Funds Category Averagevi returned 5.41% and 7.02%, respectively, over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to common stock shareholders totaling $0.84 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2017
Price Per Share	12-Month Total Return**
$11.37 (NAV)	5.94	%†
$10.87 (Market Price)	9.46	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its credit biases. In particular, an overweight to lower quality CCC-rated credits was rewarded given the outperformance

[1]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

*	For the tax character of distributions paid during the fiscal year ended September 30, 2017, please refer to page 38 of this report.

2	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

of lower rated securities during the reporting period.

Our allocation to high-yield corporate bonds was beneficial as they outperformed the Index over the fiscal year. From a sector perspective, an overweight to Energy was additive for results as it was the top performing sector during the reporting period.

Overweight positions in a number of individual credits also contributed to returns, including communications company Sprint (Sprint Capital Corp. and Sprint Corp.), security firm Prime Security Services Borrower LLC and communication company Intelsat Jackson Holdings SA. Sprint’s management team made improvement both from an operational and financial standpoint and its debt was upgraded by Moody’s in January 2017, and mergers and acquisitions (“M&A”) speculation has continued to push Sprint bonds higher. In addition, its parent company, Softbank, reiterated its commitment to Sprint. Prime Security Services Borrower LLC benefited from increased demand for its products and services, which boosted its revenues. Intelsat announced increased satellite transmission capabilities, which enhanced its revenues.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its positioning in a number of sectors. In particular, an underweight to the strong performing Information Technology sector, along with overweights to the lagging Consumer Cyclicals1, Consumer Non-Cyclicals2 and Utilities sectors, were headwinds for returns.

Elsewhere, several individual positions detracted from performance, including the Fund’s overweight exposures to two Consumer Cyclicals companies: Toms Shoes LLC and Academy Ltd. Toms Shoes was negatively impacted as the company expanded its product line to include sunglasses, bags and apparel items. Deploying capital and increasing debt to fund these non-core products was not rewarded as they performed poorly. Texas-based Academy Ltd. is a leading sports, outdoor and lifestyle retailer. Its sales were negatively affected by the impact from Hurricane Harvey.

Additionally, individual securities within the Utilities sector were negative for performance, specifically our positions in Chief Power Finance LLC and Panda Temple Power LLC. Chief Power Finance engages in the regulated generation, transmission and distribution of electric energy. It performed poorly given a weak market for excess electric capacity. We eliminated our position during the reporting period. An overweight to the secured portion of the capital structure of electric utility company, Panda Temple Power LLC, was challenging to performance as it announced a restructuring. The company was negatively impacted by unfavorable financial performance, a challenged liquidity situation and difficult weather and market conditions. As we anticipate a reasonable recovery, we have maintained our position in the company.

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[2]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	3

Fund overview (cont’d)

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 20, 2017

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to a number of risks, such as credit risk, the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions, which could increase volatility. High-yield lower-rated securities (commonly known as “junk bonds”), involve greater credit and liquidity risks than investment grade securities.

Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

4	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The S&P/LSTA Performing Loan Index is a sub-index of the S&P/LSTA Leveraged Loan Index (LLI) and it is all loans excluding those in payment default. The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 36 funds in the Fund’s Lipper category.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2017 and September 30, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*	Represents less than 0.1%.

6	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Spread duration (unaudited)

Economic exposure — September 30, 2017

Total Spread Duration
TLI	— 2.51 years
Benchmark	— 2.11 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— S&P/LSTA Performing Loan Index
TLI	— Western Asset Corporate Loan Fund Inc.
EM	— Emerging Markets
HY	— High Yield

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — September 30, 2017

Total Effective Duration
TLI	— 0.64 years
Benchmark	— 0.25 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— S&P/LSTA Performing Loan Index
TLI	— Western Asset Corporate Loan Fund Inc.
EM	— Emerging Markets
HY	— High Yield

8	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Schedule of investments

September 30, 2017

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Senior Loans — 129.3%
Basic Industry (a)(b) — 2.4%
Atlas Iron Ltd., Capex Term Loan B (1 mo. LIBOR + 4.330% Cash, + 3.000% PIK)	8.580%	5/6/21	$590,527	$561,001	(c)(d)(e)
Foresight Energy LLC, 2017 First Lien Term Loan (3 mo. LIBOR + 5.750%)	7.083%	3/28/22	645,802	608,184	(e)
Murray Energy Corp., Term Loan B2 (3 mo. LIBOR + 7.250%)	8.583%	4/16/20	600,711	552,122	(e)
PQ Corp., 2017 USD Term Loan (3 mo. LIBOR + 3.250%)	4.562%	11/4/22	896,517	905,962	(e)
Westmoreland Coal Co., Term Loan B (3 mo. LIBOR + 6.500%)	7.833%	12/16/20	131,780	88,952	(c)(e)
Total Basic Industry				2,716,221
Capital Goods (a)(b) — 12.3%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	3.735%	10/31/23	536,909	539,677	(e)
Berry Plastics Group Inc., Term Loan M (1 mo. LIBOR + 2.250%)	3.485%	10/1/22	651,386	653,184	(e)
Berry Plastics Group Inc., Term Loan N (1 mo. LIBOR + 2.250%)	3.485%	1/19/24	278,600	279,122	(e)
BWAY Holding Co., 2017 Term Loan B (3 mo. PRIME + 2.250%)	4.481%	4/3/24	1,077,300	1,080,666	(e)(f)
Casella Waste Systems Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	3.984-6.000%	10/17/23	764,225	768,046	(e)
Consolidated Container Co., LLC, 2017 First Lien Term Loan (1 mo. LIBOR + 3.500%)	4.735%	5/22/24	410,000	413,139	(e)
Flex Acquisition Co. Inc., First Lien Term Loan (3 mo. LIBOR + 3.000%)	4.299%	12/29/23	920,000	921,380	(e)
Forterra Finance LLC, 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.235%	10/25/23	996,085	846,257	(e)
GYP Holdings III Corp., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.311%	4/1/23	1,505,324	1,516,849	(e)
HD Supply Waterworks Ltd., 2017 Term Loan B (6 mo. LIBOR + 3.000%)	4.452%	8/1/24	440,000	442,310	(e)
Printpack Holdings Inc., 2016 Term Loan (1 mo. LIBOR + 3.000%)	4.250%	7/26/23	797,835	803,819	(c)(e)
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	3.985%	11/15/23	528,668	528,668	(e)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.235%	2/5/23	1,095,444	1,101,129	(e)
Ring Container Technologies Group LLC, First Lien Term Loan	—	9/27/24	410,000	410,200	(f)
TransDigm Inc., 2015 Term Loan E	—	5/14/22	818,006	820,962	(f)
TransDigm Inc., Term Loan D (1 mo. LIBOR + 3.000%)	4.235-4.333%	6/4/21	456,462	458,209	(e)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	9

Schedule of investments (cont’d)

September 30, 2017

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Capital Goods — continued
Ventia Deco LLC, 2016 Term Loan B (3 mo. LIBOR + 3.500%)	4.833%	5/21/22	$353,602	$356,254	(c)(e)
WP CPP Holdings LLC, New Second Lien Term Loan (3 mo. LIBOR + 7.750%)	9.061%	4/30/21	492,500	463,566	(e)
WP CPP Holdings LLC, Term Loan B3 (3 mo. LIBOR + 3.500%)	4.811%	12/28/19	1,025,422	1,001,496	(e)
Wrangler Buyer Corp., Term Loan B	—	9/20/24	510,000	512,869	(f)
Total Capital Goods				13,917,802
Communications (a)(b) — 14.9%
Ancestry.com Operations Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.490%	10/19/23	940,500	946,770	(e)
Ancestry.com Operations Inc., Second Lien Term Loan (1 mo. LIBOR + 8.250%)	9.490%	10/19/24	927,000	946,312	(e)
CBS Radio Inc., Term Loan B (1 mo. LIBOR + 3.500%)	4.737%	10/17/23	592,786	597,788	(e)
CenturyLink Inc., 2017 Term Loan B	2.750%	1/31/25	1,040,000	1,009,729	(e)
Charter Communications Operating LLC, 2016 Term Loan I Add (1 mo. LIBOR + 2.250%)	3.490%	1/15/24	419,934	422,121	(e)
Checkout Holding Corp., First Lien Term Loan (1 mo. LIBOR + 3.500%)	4.735%	4/9/21	217,850	185,256	(e)
CSC Holdings LLC, 2017 First Lien Term Loan (1 mo. LIBOR + 2.250%)	3.484%	7/17/25	504,049	501,480	(e)
Intelsat Jackson Holdings SA, Term Loan B2 (3 mo. LIBOR + 2.750%)	4.071%	6/30/19	916,171	914,358	(e)
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.486%	2/22/24	900,000	900,804	(e)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.235%	12/8/23	444,000	447,439	(e)
Numericable Group SA, USD Term Loan B11 (3 mo. LIBOR + 2.750%)	4.061%	7/31/25	598,500	597,612	(e)
Numericable U.S. LLC, USD Term Loan B10 (3 mo. LIBOR + 3.250%)	4.561%	1/14/25	847,864	851,640	(e)
Radio One Inc., 2017 Term Loan B (3 mo. LIBOR + 4.000%)	5.340%	4/18/23	985,050	979,509	(e)
Rentpath Inc., 2017 Term Loan (1 Week LIBOR + 4.750%)	5.946%	12/17/21	428,897	430,785	(e)
Sprint Communications Inc., First Lien Term Loan B (1 mo. LIBOR + 2.500%)	3.750%	2/2/24	802,209	804,430	(e)
Telenet Financing USD LLC, USD Term Loan AI (1 mo. LIBOR + 2.750%)	3.984%	6/30/25	760,000	763,061	(e)
Telesat Canada, Term Loan B4 (1 mo. LIBOR + 3.000%)	4.240%	11/17/23	897,737	906,474	(e)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	3.985%	3/15/24	1,748,702	1,735,190	(e)
UPC Financing Partnership, USD Term Loan AP (1 mo. LIBOR + 2.750%)	3.984%	4/15/25	420,000	421,987	(e)
Virgin Media Bristol LLC, USD Term Loan I (1 mo. LIBOR + 2.750%)	3.984%	1/31/25	1,190,000	1,195,857	(e)

See Notes to Financial Statements.

10	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Communications — continued
Windstream Services LLC, Repriced Term Loan B6 (1 mo. LIBOR + 4.000%)	5.240%	3/29/21	$454,398	$406,686	(e)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	3.734%	4/15/25	900,000	900,938	(e)
Total Communications				16,866,226
Consumer Cyclical (a)(b) — 33.5%
1011778 B.C. Unlimited Liability Co., Term Loan B3 (3 mo. LIBOR + 2.250%)	3.485-3.583%	2/16/24	1,648,246	1,648,418	(e)
Academy Ltd., 2015 Term Loan B (1 mo. LIBOR + 4.000%)	5.232-5.318%	7/1/22	1,123,991	767,124	(e)
Advantage Sales & Marketing Inc., 2014 First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.485%	7/23/21	881,178	837,119	(e)
Affinity Gaming LLC, Initial Term Loan (3 mo. LIBOR + 3.500%)	4.833%	7/1/23	501,451	503,959	(e)
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	3.490%	4/6/24	533,250	533,195	(e)
AP NMT Acquisition BV, USD First Lien Term Loan (3 mo. LIBOR + 5.750%)	7.049%	8/13/21	550,670	532,315	(e)
Bass Pro Group LLC, Term Loan B (1 mo. LIBOR + 5.000%)	6.235%	12/16/23	690,000	652,050	(e)
BJ’s Wholesale Club Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.750%)	4.982%	2/3/24	522,690	502,191	(e)
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	3.694%	9/15/23	694,945	697,744	(e)
Brickman Group Ltd. LLC, First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.234-4.235%	12/18/20	847,633	851,937	(e)
Caesars Entertainment Operating Co., Exit Term Loan	—	3/31/24	530,000	531,136	(f)
Caesars Entertainment Resort Properties LLC, Term Loan B (1 mo. LIBOR + 3.500%)	4.735%	10/11/20	1,313,083	1,317,269	(e)
Caesars Growth Properties Holdings LLC, 2017 Term Loan (1 mo. LIBOR + 3.000%)	4.333%	5/8/21	489,097	490,045	(e)
CCM Merger Inc., New Term Loan B (1 mo. LIBOR + 2.750%)	3.985%	8/8/21	784,986	790,791	(e)
CEC Entertainment Inc., Term Loan B (1 mo. LIBOR + 3.000%)	4.235%	2/14/21	1,000,705	996,405	(e)
CityCenter Holdings LLC, 2017 Term Loan B (1 mo. LIBOR + 2.500%)	3.735%	4/18/24	508,725	511,308	(e)
Crossmark Holdings Inc., First Lien Term Loan (3 mo. LIBOR + 3.500%)	4.833%	12/20/19	523,793	355,852	(e)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 3.750%)	4.981-4.985%	11/8/23	850,657	856,080	(e)
Dollar Tree Inc., Term Loan B2	4.250%	7/6/22	260,000	264,279

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	11

Schedule of investments (cont’d)

September 30, 2017

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
Eldorado Resorts LLC, 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.563%	4/17/24	$545,849	$545,963	(e)
Equinox Holdings Inc., 2017 Second Lien Term Loan (1 mo. LIBOR + 7.000%)	8.235%	9/6/24	420,000	428,715	(e)
Equinox Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 3.250%)	4.485%	3/8/24	1,114,300	1,120,568	(e)
Fitness International LLC, Term Loan B (3 mo. PRIME + 3.250%)	7.500%	7/1/20	1,516,891	1,532,534	(e)
Four Seasons Hotels Ltd., New First Lien Term Loan (1 mo. LIBOR + 2.500%)	3.735%	11/30/23	164,724	165,818	(e)
Garda World Security Corp., 2017 Term Loan (3 mo. LIBOR + 4.000%)	5.311-7.250%	5/24/24	981,323	991,444	(e)(f)
Gateway Casinos & Entertainment Ltd., Term Loan B1 (3 mo. LIBOR + 3.750%)	5.083%	2/22/23	628,425	633,138	(e)
Golden Nugget Inc., First Lien Term Loan (3 mo. LIBOR + 3.250%)	4.581%	10/4/23	1,331,236	1,339,889	(e)(f)
Greektown Holdings LLC, 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.235%	3/21/24	508,725	509,679	(e)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 2.000%)	3.237%	10/25/23	346,760	348,530	(e)
Intrawest Resorts Holdings Inc., Term Loan B1 (1 mo. LIBOR + 3.250%)	4.485%	7/31/24	1,034,044	1,038,783	(e)(f)
Intrawest Resorts Holdings Inc., Term Loan B2 (3 mo. LIBOR + 3.250%)	4.485%	7/31/24	355,956	357,587	(e)
J.C. Penney Corp. Inc., 2016 Term Loan B (3 mo. LIBOR + 4.250%)	5.568%	6/23/23	1,044,493	1,022,733	(e)
Jo-Ann Stores Inc., 2016 Term Loan (6 mo. LIBOR + 5.000%)	6.391%	10/20/23	1,642,729	1,574,967	(e)
La Quinta Intermediate Holdings LLC, Term Loan B (3 mo. LIBOR + 2.750%)	4.054%	4/14/21	823,398	829,187	(e)
Leslie’s Poolmart Inc., 2016 Term Loan (3 mo. LIBOR + 3.750%)	5.061%	8/16/23	660,306	662,421	(e)
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	3.984-3.985%	1/30/23	96,831	96,785	(e)
Mohegan Tribal Gaming Authority, 2016 Term Loan B (1 mo. LIBOR + 4.000%)	5.235%	10/13/23	826,891	835,367	(e)
Monitronics International Inc., Term Loan B2 (3 mo. LIBOR + 5.500%)	6.833%	9/30/22	1,438,730	1,430,996	(e)
Petco Animal Supplies Inc., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.311%	1/26/23	561,188	465,786	(e)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.240%	3/11/22	1,310,831	1,116,079	(e)(f)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.500%)	3.750%	7/5/24	440,000	443,025	(e)

See Notes to Financial Statements.

12	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
Sally Holdings LLC, Term Loan B2	4.500%	7/5/24	$380,000	$380,475	(c)
Scientific Games International Inc., 2017 Term Loan B4 (1 mo. LIBOR + 3.250%)	4.485-4.522%	8/14/24	1,160,000	1,163,444	(e)
Staples Inc., 2017 Term Loan B	—	8/6/24	560,000	557,901	(f)
Station Casinos LLC, 2016 Term Loan B (1 mo. LIBOR + 2.500%)	3.740%	6/8/23	707,935	709,459	(e)
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.820%	10/28/20	1,533,982	740,146	(e)
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.235%	4/10/23	759,746	759,414	(e)
UFC Holdings LLC, First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.490%	8/18/23	952,270	957,330	(e)
UFC Holdings LLC, Second Lien Term Loan (1 mo. LIBOR + 7.500%)	8.737%	8/18/24	830,000	845,044	(e)
World Triathlon Corp., Term Loan (3 mo. LIBOR + 4.250%)	5.583%	6/26/21	574,441	575,159	(c)(e)
Total Consumer Cyclical				37,817,583
Consumer Non-Cyclical (a)(b) — 34.2%
Access CIG LLC, First Lien Term Loan (3 mo. PRIME + 4.000%)	6.237%	10/18/21	1,313,358	1,323,208	(e)
Acosta Holdco Inc., 2015 Term Loan (1 mo. LIBOR + 3.250%)	4.485%	9/26/21	945,629	843,376	(e)
Air Medical Group Holdings Inc., 2017 Term Loan B2	—	9/7/24	260,000	259,675	(f)
Air Medical Group Holdings Inc., Term Loan B (1 mo. LIBOR + 3.250%)	4.484%	4/28/22	1,681,300	1,671,843	(e)
Air Methods Corp., 2017 Term Loan B (3 mo. LIBOR + 3.500%)	4.833%	4/21/24	865,427	855,556	(e)
Akorn Inc., Term Loan B (1 mo. LIBOR + 4.250%)	5.500%	4/16/21	967,428	980,114	(e)
Albany Molecular Research Inc., 2017 First Lien Term Loan (3 mo. LIBOR + 3.250%)	4.583%	8/30/24	600,000	602,906	(e)
Albertsons LLC, USD 2017 Term Loan B4 (1 mo. LIBOR + 2.750%)	3.985%	8/25/21	688,656	664,283	(e)
Albertsons LLC, USD 2017 Term Loan B6	—	6/22/23	503,738	485,027	(f)
Anchor Hocking LLC, Exit Term Loan (3 mo. LIBOR + 9.000%)	10.318%	6/4/18	433,425	428,007	(e)
Candy Intermediate Holdings Inc., 2016 Term Loan (1 mo. LIBOR + 4.500%)	5.735%	6/15/23	858,216	842,124	(c)(e)
Catalent Pharma Solutions Inc., USD Term Loan B (1 mo. LIBOR + 2.750%)	3.985%	5/20/21	275,788	278,176	(e)
Change Healthcare Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	3.985%	3/1/24	664,156	666,398	(e)
CHG Healthcare Services Inc., 2017 Term Loan B (3 mo. LIBOR + 3.250%)	4.561%	6/7/23	788,000	797,029	(e)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	13

Schedule of investments (cont’d)

September 30, 2017

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
Community Health Systems Inc., Term Loan H (3 mo. LIBOR + 3.000%)	4.317%	1/27/21	$596,081	$593,763	(e)
CSM Bakery Solutions LLC, First Lien Term Loan (3 mo. LIBOR + 4.000%)	5.300%	7/3/20	577,411	565,682	(e)
Curo Health Services Holdings Inc., 2015 First Lien Term Loan (3 mo. LIBOR + 4.000%)	5.309%	2/7/22	1,234,236	1,237,836	(e)
DaVita HealthCare Partners Inc., Term Loan B (1 mo. LIBOR + 2.750%)	3.985%	6/24/21	842,822	849,366	(e)(f)
Dole Food Co. Inc., 2017 Term Loan B (3 mo. LIBOR + 2.750%)	4.008-6.000%	4/6/24	308,063	309,474	(e)
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B (1 mo. LIBOR + 4.250%)	5.500%	4/29/24	249,375	252,180	(e)
Envision Healthcare Corp., 2016 Term Loan B (1 mo. LIBOR + 3.000%)	4.240%	12/1/23	833,700	840,039	(e)
Greatbatch Ltd., 2017 Term Loan B (1 mo. LIBOR + 3.500%)	4.740%	10/27/22	1,106,810	1,112,206	(e)
Hearthside Group Holdings LLC, 2017 Replacement Term Loan (1 mo. LIBOR + 3.000%)	4.235%	6/2/21	468,888	471,428	(e)(f)
Immucor Inc., Extended Term Loan B (1 mo. LIBOR + 5.000%)	6.235%	6/15/21	1,343,159	1,362,971	(e)
Jaguar Holding Co. II, 2017 Term Loan (1 mo. LIBOR + 2.750%)	3.985-4.083%	8/18/22	1,190,844	1,198,151	(e)(f)
KIK Custom Products Inc., 2015 Term Loan B (1 mo. LIBOR + 4.500%)	5.737%	8/26/22	299,439	302,209	(e)
Kingpin Intermediate Holdings LLC, 2017 First Lien Term Loan B (1 Week LIBOR + 4.250%)	5.570%	6/28/24	1,057,350	1,064,607	(e)
Lantheus Medical Imaging Inc., 2017 Term Loan (1 mo. LIBOR + 4.500%)	5.735%	6/30/22	805,950	811,743	(e)
Medical Depot Holdings Inc., First Lien Term Loan (3 mo. LIBOR + 5.500%)	6.833%	1/3/23	873,313	824,735	(c)(e)
Nomad Foods Europe Midco Ltd., USD Term Loan B2 (1 mo. LIBOR + 2.750%)	3.984%	5/15/24	840,000	846,038	(e)
Parexel International Corp., Term Loan B	—	8/7/24	450,000	453,713	(f)
Party City Holdings Inc., 2016 Term Loan (3 mo. LIBOR + 3.000%)	4.320-4.340%	8/19/22	1,147,783	1,151,998	(e)
PharMerica Corp., First Lien Term Loan	—	9/26/24	930,000	935,231	(f)
PharMerica Corp., Second Lien Term Loan	—	9/26/25	480,000	483,000	(f)
Post Holdings Inc., 2017 Series A Incremental Term Loan (1 mo. LIBOR + 2.250%)	3.490%	5/24/24	229,425	230,156	(e)
RadNet Inc., Reprice Term Loan (3 mo. LIBOR + 3.750%)	5.060%	6/30/23	1,379,151	1,389,494	(e)
RPI Finance Trust, Term Loan B6 (3 mo. LIBOR + 2.000%)	3.333%	3/27/23	456,306	458,239	(e)
ServiceMaster Co., 2016 Term Loan B (1 mo. LIBOR + 2.500%)	3.735%	11/8/23	943,253	947,769	(e)

See Notes to Financial Statements.

14	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
Shearer’s Foods Inc., First Lien Term Loan (3 mo. LIBOR + 3.938%)	5.270%	6/30/21	$615,115	$613,865	(e)
Shearer’s Foods Inc., Incremental Term Loan (3 mo. LIBOR + 4.250%)	5.583%	6/30/21	497,468	497,365	(e)
Shearer’s Foods Inc., Second Lien Term Loan (3 mo. LIBOR + 6.750%)	8.083%	6/30/22	590,000	563,450	(c)(e)
Spencer Gifts LLC, Term Loan B1 (2 mo. LIBOR + 4.250%)	5.510%	6/29/22	579,419	402,696	(c)(e)
Sterigenics-Nordion Holdings LLC, 2017 Term Loan B (1 Week LIBOR + 3.000%)	4.235%	5/15/22	864,318	865,398	(e)
Surgery Center Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 3.250%)	4.490%	9/2/24	1,190,000	1,182,004	(e)(f)
TriMark USA LLC, 2017 First Lien Term Loan	—	9/13/24	201,026	202,659	(f)
TriMark USA LLC, Delayed Draw Term Loan	—	9/13/24	8,974	9,047	(f)
U.S. Anesthesia Partners Inc., 2017 Term Loan (1 mo. LIBOR + 3.250%)	4.485%	6/23/24	1,060,343	1,055,041	(c)(e)
Valeant Pharmaceuticals International Inc., Term Loan B F1 (1 mo. LIBOR + 4.750%)	5.990%	4/1/22	1,540,257	1,569,330	(e)
Vizient Inc., 2017 Term Loan B (1 mo. LIBOR + 3.500%)	4.735%	2/13/23	983,661	996,265	(e)
Weight Watchers International Inc., Term Loan B2 (3 mo. LIBOR + 3.250%)	4.490-4.550%	4/2/20	1,041,051	1,029,990	(e)
WP CityMD Bidco LLC, First Lien Term Loan (3 mo. LIBOR + 4.000%)	5.333%	6/7/24	330,000	332,063	(e)
Total Consumer Non-Cyclical				38,708,923
Electric (a)(b) — 6.0%
EIF Channelview Cogeneration LLC, Term Loan B (1 mo. LIBOR + 3.250%)	4.485%	5/8/20	251,657	235,509	(e)
Empire Generating Co., LLC, Term Loan B (3 mo. LIBOR + 4.250%)	5.570%	3/14/21	675,477	628,194	(c)(e)
Empire Generating Co., LLC, Term Loan C (3 mo. LIBOR + 4.250%)	5.570%	3/14/21	66,783	62,108	(c)(e)
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan (1 mo. LIBOR + 3.000%)	4.235%	6/30/18	1,360,000	1,367,933	(e)
Moxie Patriot LLC, Term Loan B1 (3 mo. LIBOR + 5.750%)	7.083%	12/19/20	338,109	304,720	(e)
Panda Temple Power LLC, 2015 Term Loan B (3 mo. LIBOR + 6.250% PIK)	7.567%	3/4/22	1,071,711	755,556	*(d)(e)(g)
Terra-Gen Finance Co., LLC, Term Loan B (1 mo. LIBOR + 4.250%)	5.490%	12/9/21	329,954	301,908	(c)(e)
TEX Operations Co., LLC, Exit Term Loan B (1 mo. LIBOR + 2.750%)	3.982-3.985%	8/4/23	993,952	997,146	(e)
TEX Operations Co., LLC, Exit Term Loan C (1 mo. LIBOR + 2.750%)	3.982%	8/4/23	228,404	229,138	(e)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	15

Schedule of investments (cont’d)

September 30, 2017

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Electric — continued
TPF II Power LLC, Term Loan B (1 mo. LIBOR + 3.750%)	4.985%	10/2/23	$1,377,613	$1,384,871	(e)
Vistra Operations Co., LLC, 2016 Term Loan B2 (1 mo. LIBOR + 2.750%)	3.982-3.984%	12/14/23	477,597	479,736	(e)(f)
Total Electric				6,746,819
Energy — 5.7%
BCP Raptor LLC, Term Loan B (1 Week LIBOR + 4.250%)	5.522%	6/24/24	947,625	956,706	(a)(b)(e)
BCP Renaissance Parent LLC, 2017 Term Loan B	—	9/19/24	790,000	799,258	(a)(b)(f)
Blue Ridge Mountain Resources Inc., Exit Term Loan (LIBOR + 7.000% Cash, LIBOR + 7.000% PIK)	16.624%	5/6/19	44,274	44,053	(a)(b)(c)(d)(e)(h)
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	8.814%	8/23/21	570,000	614,710	(a)(b)(e)
Expro FinServices Sarl, Term Loan (3 mo. LIBOR + 4.750%)	6.066%	9/2/21	520,313	340,371	(a)(b)(e)
Hercules Offshore Inc. (wind-down lender claim)	—	—	113,703	88,120	*(c)(g)
Houston Fuel Oil Co., LLC, Term Loan B (3 mo. LIBOR + 3.500%)	4.830%	8/19/21	552,900	555,492	(a)(b)(e)
KCA Deutag U.S. Finance LLC, Term Loan (3 mo. LIBOR + 5.750%)	7.065%	5/15/20	874,555	842,853	(a)(b)(e)
MEG Energy Corp., 2017 Term Loan B (3 mo. LIBOR + 3.500%)	4.833%	12/31/23	1,412,900	1,408,485	(a)(b)(e)
Pacific Drilling SA, Term Loan B (3 mo. LIBOR + 3.500%)	4.875%	6/3/18	901,493	272,701	(a)(b)(e)
Paragon Offshore Finance Co., Takeback Term Loan B (3 mo. LIBOR + 6.000%)	7.304%	7/18/22	17,106	14,284	(a)(b)(c)(e)
Paragon Offshore Finance Co., Term Loan B (3 mo. PRIME + 1.750%)	6.000%	7/18/21	2,802	2,802	(a)(b)(c)(e)(h)
Traverse Midstream Partners LLC, 2017 Term Loan	—	6/30/18	470,000	476,462	(a)(b)(f)
Total Energy				6,416,297
Finance Companies (a)(b) — 0.5%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2 (1 mo. LIBOR + 2.750%)	3.986%	4/3/22	568,575	570,352	(e)
Financial Other (a)(b) — 1.7%
FinCo I LLC, 2017 Term Loan B (1 mo. LIBOR + 2.750%)	2.750%	6/14/22	500,000	505,437	(e)
PGX Holdings Inc., First Lien Term Loan (1 mo. LIBOR + 5.250%)	6.490%	9/29/20	593,784	594,155	(e)
VFH Parent LLC, 2017 Term Loan (3 mo. LIBOR + 3.750%)	5.061%	12/30/21	867,391	878,234	(e)
Total Financial Other				1,977,826

See Notes to Financial Statements.

16	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Industrial Other (a)(b) — 6.6%
Allflex Holdings III Inc., New First Lien Term Loan (6 mo. LIBOR + 3.250%)	4.706%	7/20/20	$406,732	$410,121	(e)
Allflex Holdings III Inc., New Second Lien Term Loan (3 mo. LIBOR + 7.000%)	8.307%	7/19/21	873,208	878,119	(e)
Laureate Education Inc., 2017 Term Loan B (1 mo. LIBOR + 4.500%)	5.735%	4/26/24	995,000	1,000,182	(e)
Lineage Logistics Holdings LLC, 2014 Term Loan (1 mo. LIBOR + 3.500%)	4.735%	4/7/21	1,208,507	1,212,283	(e)
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	3.985%	5/2/22	1,173,973	1,184,520	(e)
Robertshaw U.S. Holding Corp., First Lien Term Loan (1 mo. LIBOR + 4.500%)	5.750%	8/10/24	440,000	444,263	(e)
Securus Technologies Holdings Inc., 2017 First Lien Term Loan	—	6/20/24	780,000	787,434	(f)
U.S. Security Associates Holdings Inc., 2016 Term Loan (3 mo. LIBOR + 4.000%)	5.333%	7/14/23	1,496,250	1,513,083	(e)
Total Industrial Other				7,430,005
Insurance (a)(b) — 1.1%
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 3.000%)	4.333%	6/7/23	1,200,173	1,210,174	(e)
Property & Real Estate (a)(b) — 0.9%
Communications Sales & Leasing Inc., 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.235%	10/24/22	1,095,828	1,015,004	(e)
Technology (a)(b) — 6.0%
Almonde Inc., USD First Lien Term Loan (3 mo. LIBOR + 3.500%)	4.817%	6/13/24	710,000	713,774	(e)
Ascend Learning LLC, 2017 Term Loan B (1 mo. LIBOR + 3.250%)	4.485%	7/12/24	805,000	810,031	(e)
Dell Inc., Term Loan A2 (1 Week LIBOR + 2.250%)	3.450%	9/7/21	531,078	532,129	(e)
DigiCert Inc., 2017 Term Loan B1	—	9/20/24	500,000	505,437	(f)
Donnelley Financial Solutions Inc., Term Loan B (3 mo. PRIME + 3.000%)	7.250%	9/30/23	131,429	132,043	(e)
First Data Corp., 2017 Term Loan (1 mo. LIBOR + 2.500%)	3.737%	4/26/24	855,772	859,225	(e)
Hyland Software Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.485%	7/1/22	408,972	413,350	(e)
Infinity Acquisition LLC, New Term Loan B (3 mo. LIBOR + 3.000%)	4.333%	8/6/21	897,646	893,533	(e)
MA FinanceCo., LLC, 2017 Term Loan B2 (3 mo. LIBOR + 2.500%)	3.811%	11/19/21	300,000	300,406	(e)
MA FinanceCo., LLC, USD Term Loan B3 (1 mo. LIBOR + 2.750%)	3.987%	6/21/24	68,358	68,462	(e)
Seattle Spinco Inc., USD Term Loan B3 (1 mo. LIBOR + 2.750%)	3.987%	6/21/24	461,642	462,342	(e)
Western Digital Corp., 2017 USD Term Loan B (1 mo. LIBOR + 2.750%)	3.985%	4/29/23	499,694	504,066	(e)
Xerox Business Services LLC, USD Term Loan B (1 mo. LIBOR + 4.000%)	5.235%	12/7/23	595,500	599,013	(e)
Total Technology				6,793,811

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	17

Schedule of investments (cont’d)

September 30, 2017

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Transportation (a)(b) — 3.5%
Air Canada, 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.568%	10/6/23	$390,000	$392,844	(e)
American Airlines Inc., 2016 USD Term Loan B (1 mo. LIBOR + 2.500%)	3.734%	12/14/23	383,200	384,368	(e)
American Airlines Inc., 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.237%	6/26/20	507,954	508,906	(e)
Commercial Barge Line Co., 2015 First Lien Term Loan (1 mo. LIBOR + 8.750%)	9.985%	11/12/20	965,700	770,870	(e)
Syncreon Global Finance (U.S.) Inc., Term Loan B (1 mo. LIBOR + 4.250%)	5.485%	10/28/20	955,422	841,567	(e)
United Airlines Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.561%	4/1/24	527,350	529,921	(e)
XPO Logistics Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.554%	11/1/21	540,257	542,242	(e)
Total Transportation				3,970,718
Total Senior Loans (Cost — $148,435,195)				146,157,761
Corporate Bonds & Notes — 17.4%
Consumer Discretionary — 6.9%
Auto Components — 0.2%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	200,000	205,500	(i)
Diversified Consumer Services — 1.9%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	2,000,000	2,212,120	(i)
Hotels, Restaurants & Leisure — 0.4%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	400,000	421,000
Media — 3.7%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	280,000	284,550	(i)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	360,000	369,807
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	200,000	211,950	(i)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	775,000	839,906	(i)
Urban One Inc., Senior Secured Notes	7.375%	4/15/22	120,000	120,600
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	2,200,000	2,323,750	(i)
Total Media				4,150,563
Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	220,000	230,175	(i)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	570,000	594,938	(i)
Total Textiles, Apparel & Luxury Goods				825,113
Total Consumer Discretionary				7,814,296

See Notes to Financial Statements.

18	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Energy — 4.3%
Energy Equipment & Services — 0.7%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	$680,000	$708,900	(i)
Oil, Gas & Consumable Fuels — 3.6%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	310,000	360,762	(i)
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	410,000	418,200
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	100,000	109,125
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	460,000	474,950	(i)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	510,000	497,250
Magnum Hunter Resources Corp. Escrow	—	—	120,000	0	*(c)(h)(j)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	720,000	900,000	(i)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,290,000	1,319,025	(i)
Total Oil, Gas & Consumable Fuels				4,079,312
Total Energy				4,788,212
Financials — 1.7%
Consumer Finance — 0.6%
Navient Corp., Senior Notes	5.000%	10/26/20	470,000	484,688
Navient Corp., Senior Notes	6.125%	3/25/24	200,000	207,200
Total Consumer Finance				691,888
Diversified Financial Services — 0.1%
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	120,000	120,133	(i)
Thrifts & Mortgage Finance — 1.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,030,000	1,086,650	(i)
Total Financials				1,898,671
Health Care — 0.5%
Health Care Providers & Services — 0.5%
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	240,000	236,700
HCA Inc., Senior Secured Notes	5.250%	6/15/26	190,000	205,200
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	160,000	162,800
Total Health Care				604,700
Industrials — 1.6%
Aerospace & Defense — 0.5%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	550,000	558,250	(i)
Airlines — 0.2%
United Continental Holdings Inc., Senior Notes	4.250%	10/1/22	210,000	211,838

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	19

Schedule of investments (cont’d)

September 30, 2017

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — 0.2%
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	$80,000	$81,200
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	200,000	201,500
Total Commercial Services & Supplies				282,700
Machinery — 0.1%
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	120,000	121,200	(i)
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	480,000	399,600	(i)
Trading Companies & Distributors — 0.2%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	200,000	206,250	(i)
Total Industrials				1,779,838
Real Estate — 0.3%
Equity Real Estate Investment Trusts (REITs) — 0.3%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	260,000	269,750
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	70,000	71,925
Total Real Estate				341,675
Telecommunication Services — 1.9%
Diversified Telecommunication Services — 0.2%
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	250,000	238,125
Wireless Telecommunication Services — 1.7%
Sprint Corp., Senior Notes	7.250%	9/15/21	650,000	723,937
Sprint Corp., Senior Notes	7.875%	9/15/23	1,000,000	1,162,500
Total Wireless Telecommunication Services				1,886,437
Total Telecommunication Services				2,124,562
Utilities — 0.2%
Independent Power and Renewable Electricity Producers — 0.2%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	272,802	260,526
Total Corporate Bonds & Notes (Cost — $18,440,886)				19,612,480

			Shares
Common Stocks — 2.3%
Consumer Discretionary — 0.7%
Automobiles — 0.1%
Dayco Products LLC			4,745	149,467	*(c)
Dayco Products LLC			167	5,261	*(c)
Total Automobiles				154,728

See Notes to Financial Statements.

20	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†		Shares	Value
Household Durables — 0.6%
EveryWare Global Inc.		84,519	$676,152	*(c)
Total Consumer Discretionary			830,880
Energy — 1.1%
Energy Equipment & Services — 0.0%
Paragon Offshore Litigation Trust		503	468
Paragon Offshore Litigation Trust		252	4,536	(c)
Paragon Offshore Ltd.		503	9,305	*(c)
Total Energy Equipment & Services			14,309
Oil, Gas & Consumable Fuels — 1.1%
Blue Ridge Mountain Resources Inc.		45,562	446,508	*
SemGroup Corp., Class A Shares		24,938	716,967
Total Oil, Gas & Consumable Fuels			1,163,475
Total Energy			1,177,784
Materials — 0.5%
Metals & Mining — 0.3%
Atlas Iron Ltd.		27,298,642	364,429	*(h)
Paper & Forest Products — 0.2%
Verso Corp., Class A Shares		44,908	228,582	*
Total Materials			593,011
Total Common Stocks (Cost — $5,151,167)			2,601,675
Total Investments before Short-Term Investments (Cost — $172,027,248)			168,371,916

	Rate
Short-Term Investments — 2.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $3,066,578)	0.907%	3,066,578	3,066,578
Total Investments — 151.7% (Cost — $175,093,826)			171,438,494
Liabilities in Excess of Other Assets — (51.7)%			(58,434,819)
Total Net Assets — 100.0%			$113,003,675

†	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	21

Schedule of investments (cont’d)

September 30, 2017

Western Asset Corporate Loan Fund Inc.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	All or a portion of this loan is unfunded as of September 30, 2017. The interest rate for fully unfunded term loans is to be determined.

(g)	The coupon payment on these securities is currently in default as of September 30, 2017.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(j)	Value is less than $1.

Abbreviations used in this schedule:
DIP	— Debtor-in-Possession
Second Lien	— Subordinate Lien to First Lien

See Notes to Financial Statements.

22	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Statement of assets and liabilities

September 30, 2017

Assets:
Investments, at value (Cost — $175,093,826)	$171,438,494
Receivable for securities sold	6,329,841
Interest receivable	999,320
Prepaid expenses	4,365
Total Assets	178,772,020

Liabilities:
Loan payable (Note 5)	53,000,000
Payable for securities purchased	11,887,159
Distributions payable	596,338
Investment management fee payable	102,286
Interest payable	73,940
Directors’ fees payable	4,345
Due to custodian	3,286
Accrued expenses	100,991
Total Liabilities	65,768,345
Total Net Assets	$113,003,675

Net Assets:
Common Stock par value ($0.001 par value; 9,938,962 shares issued and outstanding; 150,000,000 shares authorized)	$9,939
Paid-in capital in excess of par value	139,354,387
Undistributed net investment income	44,968
Accumulated net realized loss on investments and foreign currency transactions	(22,750,287)
Net unrealized depreciation on investments	(3,655,332)
Total Net Assets	$113,003,675

Common Shares Outstanding	9,938,962

Net Asset Value	$11.37

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	23

Statement of operations

For the Year Ended September 30, 2017

Investment Income:
Interest	$9,517,859
Dividends	44,888
Total Investment Income	9,562,747

Expenses:
Investment management fee (Note 2)	1,346,521
Interest expense (Note 5)	884,563
Legal fees	80,604
Audit and tax fees	61,972
Excise tax (Note 1)	30,491
Directors’ fees	29,332
Shareholder reports	26,018
Transfer agent fees	24,630
Stock exchange listing fees	18,203
Commitment fees (Note 5)	14,652
Fund accounting fees	11,554
Insurance	2,537
Custody fees	818
Miscellaneous expenses	19,986
Total Expenses	2,551,881
Less: Fee waivers and/or expense reimbursements (Note 2)	(84,158)
Net Expenses	2,467,723
Net Investment Income	7,095,024

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(925,239)
Foreign currency transactions	(200)
Net Realized Loss	(925,439)
Change in Net Unrealized Appreciation (Depreciation) From Investments	570,670
Net Loss on Investments and Foreign Currency Transactions	(354,769)
Increase in Net Assets From Operations	$6,740,255

See Notes to Financial Statements.

24	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2017	2016

Operations:
Net investment income	$7,095,024	$7,060,033
Net realized loss	(925,439)	(6,133,657)
Change in net unrealized appreciation (depreciation)	570,670	5,793,506
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	—	(394)
Increase in Net Assets From Operations	6,740,255	6,719,488

Distributions to Shareholders From (Note 1):
Net investment income	(8,372,099)	(8,644,248)
Decrease in Net Assets From Distributions to Shareholders	(8,372,099)	(8,644,248)

Fund Share Transactions:
Reinvestment of distributions (3,045 and 0 shares issued, respectively)	35,498	—
Increase in Net Assets From Fund Share Transactions	35,498	—
Decrease in Net Assets	(1,596,346)	(1,924,760)

Net Assets:
Beginning of year	114,600,021	116,524,781
End of year*	$113,003,675	$114,600,021
*Includes undistributednet investment income of:	$44,968	$1,141,926

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	25

Statement of cash flows

For the Year Ended September 30, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$6,740,255
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(126,954,149)
Sales of portfolio securities	123,110,485
Net purchases, sales and maturities of short-term investments	(2,479,611)
Payment-in-kind	(65,752)
Net amortization of premium (accretion of discount)	(486,513)
Increase in receivable for securities sold	(4,419,796)
Decrease in interest receivable	404,613
Decrease in prepaid expenses	5,713
Increase in payable for securities purchased	7,187,257
Increase in investment management fee payable	2,194
Increase in Directors’ fees payable	101
Increase in interest payable	27,699
Decrease in accrued expenses	(72,320)
Net realized loss on investments	925,239
Change in net unrealized appreciation (depreciation) of investments	(570,670)
Net Cash Provided by Operating Activities*	3,354,745

Cash Flows from Financing Activities:
Distributions paid on common stock	(7,740,263)
Proceeds from loan facility borrowings	7,000,000
Repayment of loan facility borrowings	(2,500,000)
Decrease in due to custodian	(114,482)
Net Cash Used in Financing Activities	(3,354,745)
Cash at Beginning of Year	—
Cash at End of Year	—

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$35,498

*	Included in operating expenses is cash of $881,090 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

26	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended September 30:
	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of year	$11.53	$11.73	$12.63	$12.87	$12.79

Income (loss) from operations:
Net investment income	0.71	0.71	0.80	0.78	0.77
Net realized and unrealized gain (loss)	(0.03)	(0.04)	(1.17)	(0.15)	0.19
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	—	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.01)
Total income (loss) from operations	0.68	0.67	(0.37)	0.63	0.95

Less distributions from:
Net investment income	(0.84)	(0.87)	(0.87)	(0.87)	(0.87)
Total distributions	(0.84)	(0.87)	(0.87)	(0.87)	(0.87)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	—	—	0.34	—	—

Net asset value, end of year	$11.37	$11.53	$11.73	$12.63	$12.87

Market price, end of year	$10.87	$10.70	$10.28	$11.55	$12.35
Total return, based on NAV[3,4]	5.94%	6.36%	(0.27)%[5]	4.97%	7.61%
Total return, based on Market Price[6]	9.46%	13.48%	(3.74)%	0.52%	(1.46)%

Net assets end of year (millions)	$113	$115	$117	$126	$128

Ratios to average net assets:[7]
Gross expenses	2.21%	2.37%	1.95%	1.92%	1.93%
Net expenses[8]	2.14	2.29	1.88	1.84	1.86
Net investment income	6.15	6.36	6.50	6.04	5.96

Portfolio turnover rate	72%	45%	45%	63%	121%

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	—	—	$875	$35,000	$35,000
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock	—	—	305%[9]	292%[9,10]	295%[9,10]
Asset Coverage, Per $25,000 Liquidation Value Per Share of Auction Rate Cumulative Preferred Stock	—	—	76,220 [9]	72,916 [9]	73,812 [9]
Loan Outstanding, End of Year (000s)	$53,000	$48,500	$56,000	$30,500	$30,500
Asset Coverage Ratio for Loan Outstanding[11]	313%	336%	310%	626%	634%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[11]	$3,132	$3,363	$3,096	$6,264 [10]	$6,341 [10]
Weighted Average Loan (000s)	$52,944	$50,790	$34,730	$30,500	$30,500
Weighted Average Interest Rate on Loan	1.67%	1.41%	1.18%	1.07%	1.14%

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	27

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[5]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been -3.25%.

[6]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[7]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock at the end of the period divided by the loan and auction rate cumulative preferred stock outstanding at the end of the period.

[10]	Added to conform to current period presentation.

[11]	Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock, if any, at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

28	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	29

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Senior loans:
Basic industry	—	$2,066,268	$649,953		$2,716,221
Capital goods	—	12,757,729	1,160,073		13,917,802
Consumer cyclical	—	36,861,949	955,634		37,817,583
Consumer non-cyclical	—	35,020,877	3,688,046		38,708,923
Electric	—	5,754,609	992,210		6,746,819
Energy	—	6,267,038	149,259		6,416,297
Other senior loans	—	39,834,116	—		39,834,116
Corporate bonds & notes:
Energy	—	4,788,212	0	*	4,788,212
Other corporate bonds & notes	—	14,824,268	—		14,824,268
Common stocks:
Consumer discretionary	—	—	830,880		830,880
Energy	$1,163,943	—	13,841		1,177,784
Materials	228,582	364,429	—		593,011
Total long-term investments	1,392,525	158,539,495	8,439,896		168,371,916
Short-term investments†	3,066,578	—	—		3,066,578
Total investments	$4,459,103	$158,539,495	$8,439,896		$171,438,494

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

For the year ended September 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2017, securities valued at $364,429 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

At September 30, 2017, securities valued at $446,508 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	31

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans
Investments in Securities	Basic Industry	Capital Goods	Communications	Consumer Cyclical	Consumer Non- Cyclical	Electric
Balance as of September 30, 2016	$1,043,782	$2,403,183	$241,491	$1,193,663	$3,951,505	$3,531,043
Accrued premiums/discounts	7,156	1,891	180	1,976	17,170	3,934
Realized gain (loss)[1]	(467,168)	(443)	(5,570)	87	35,811	(64,056)
Change in unrealized appreciation (depreciation)[2]	964,663	70,662	(10,470)	(14,996)	(122,243)	(81,853)
Purchases	28,740	—	—	1,367,080	2,026,521	10,611
Sales	(927,220)	(851,654)	(40,375)	(161,179)	(2,218,172)	(1,651,913)
Transfers into Level 3[3]	—	—	—	—	1,405,574	—
Transfers out of Level 3[4]	—	(463,566)	(185,256)	(1,430,997)	(1,408,120)	(755,556)
Balance as of September 30, 2017	$649,953	$1,160,073	—	$955,634	$3,688,046	$992,210
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2017[2]	$487,745	$(3,121)	—	$5,007	$(114,686)	$80,346

	Senior Loans				Corporate Bonds and Notes
Investments in Securities (cont’d)	Energy	Industrial Other	Technology	Transportation	Energy
Balance as of September 30, 2016	$1,624,682	$3,003,372	$231,438	$2,131,140	$0	*
Accrued premiums/discounts	2,502	11,049	107	1,275	—
Realized gain (loss)[1]	(18,782)	20,696	464	(1,330)	—
Change in unrealized appreciation (depreciation)[2]	169,176	(19,775)	(2,544)	(28,519)	—
Purchases	335,479	—	1,150	—	—
Sales	(568,255)	(1,803,058)	(98,572)	(2,102,566)	—
Transfers into Level 3[3]	2,802	—	—	—	—
Transfers out of Level 3[4]	(1,398,345)	(1,212,284)	(132,043)	—	—
Balance as of September 30, 2017	$149,259	—	—	—	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2017[2]	$72,597	—	—	—	—

32	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Warrants		Total
Balance as of September 30, 2016	$747,102	—	$0	*	$20,102,401
Accrued premiums/discounts	—	—	—		47,240
Realized gain (loss)[1]	—	—	—		(500,291)
Change in unrealized appreciation (depreciation)[2]	83,778	$(1,007)	—		1,006,872
Purchases	—	14,848	—		3,784,429
Sales	—	—	(0)	*	(10,422,964)
Transfers into Level 3[3]	—	—	—		1,408,376
Transfers out of Level 3[4]	—	—	—		(6,986,167)
Balance as of September 30, 2017	$830,880	$13,841	—		$8,439,896
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2017[2]	$83,778	$(1,007)	—		$610,659

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	33

Notes to financial statements (cont’d)

(d) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less the Fund’s liabilities.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(g) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

34	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $30,491 of federal excise taxes attributable to calendar year 2016 in March 2017.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$30,491	$5,556,328	$(5,586,819)
(b)	149,626	(149,626)	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund and the expiration of a capital loss carryfoward.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of consent fees.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to Preferred Stock, if any, plus proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

Effective December 1, 2012, LMPFA agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will extend through November 30, 2018.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	35

Notes to financial statements (cont’d)

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the year ended September 30, 2017, fees waived and/or expenses reimbursed amounted to $84,158.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$126,954,149
Sales	123,110,485

At September 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$175,343,528	$2,946,356	$(6,851,390)	$(3,905,034)

4. Derivative instruments and hedging activities

During the year ended September 30, 2017, the Fund did not invest in derivative instruments.

5. Loan

Effective February 9, 2017, the Fund has a revolving credit agreement with Toronto-Dominion Bank (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $60,000,000. The Credit Agreement terminates on December 13, 2019. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $60,000,000. The interest on the loan is calculated at a variable rate based on LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to Toronto-Dominion Bank, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the

36	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

period ended September 30, 2017 was $609,850. For the period ended September 30, 2017, the Fund incurred commitment fees of $5,731. For the period ended September 30, 2017, based on the number of days during the reporting period that the Fund had an outstanding balance under the Credit Agreement, the Fund had an average daily loan balance outstanding of $54,085,470 and the weighted average interest rate was 1.76%. At September 30, 2017, the Fund had $53,000,000 of borrowings outstanding per this credit agreement.

Prior to February 9, 2017, the Fund had a revolving credit agreement with State Street Bank and Trust Company (“Prior Credit Agreement”), which allowed the Fund to borrow up to an aggregate amount of $65,000,000 and renewed daily for a 270-day term unless notice to the contrary was given to the Fund. The Prior Credit Agreement terminated on February 9, 2017. The Fund paid a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee was 0.15% in the event that the aggregate outstanding principal balance of the loan was equal to or greater than 75% of $65,000,000. The interest on the loan was calculated at a variable rate based on LIBOR, Fed Funds or Prime Rates plus any applicable margin. Securities held by the Fund were subject to a lien, granted to State Street Bank and Trust Company, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Prior Credit Agreement contained customary covenants that, among other things, may have limited the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Prior Credit Agreement may have been subject to early termination under certain conditions and may have contained other provisions that could have limited the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the period ended February 9, 2017 was $274,390. For the period ended February 9, 2017, the Fund incurred commitment fees of $8,921. For the period ended February 9, 2017, based on the number of days during the reporting period that the Fund had an outstanding balance under the Prior Credit Agreement, the Fund had an average daily loan balance outstanding of $50,909,091 and the weighted average interest rate was 1.49%.

6. Distributions subsequent to September 30, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
9/22/2017	10/2/2017	$0.0600
10/20/2017	11/01/2017	$0.0600
11/24/2017	12/01/2017	$0.0600
12/22/2017	12/29/2017	$0.0530
1/19/2018	2/01/2018	$0.0530
2/16/2018	3/01/2018	$0.0530

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	37

Notes to financial statements (cont’d)

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended September 30, 2017, the Fund did not repurchase any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$8,372,099	$8,644,248
Ordinary income to auction rate cumulative preferred stockholders	—	394
Total distributions paid	$8,372,099	$8,644,642

As of September 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$158,341
Deferred capital losses*	(9,934,481)
Capital loss carryforward**	(12,566,104)
Other book/tax temporary differences(a)	(113,373)
Unrealized appreciation (depreciation)(b)	(3,905,034)
Total accumulated earnings (losses) — net	$(26,360,651)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of September 30, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2018	$(12,566,104)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

38	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset Corporate Loan Fund Inc. 2017 Annual Report	39

Report of independent registered public accounting firm

To the Board of Directors and Shareholders

of the Western Asset Corporate Loan Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Corporate Loan Fund Inc. (the “Fund”) as of September 30, 2017, the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the years or periods ended on or prior to September 30, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 17, 2017

40	Western Asset Corporate Loan Fund Inc. 2017 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Corporate Loan Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Western Asset Corporate Loan Fund Inc.	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Consultant and Lecturer; President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

42	Western Asset Corporate Loan Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Western Asset Corporate Loan Fund Inc.	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 143 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	150
Other board memberships held by Director during past five years	None

Additional Officers:

Todd F. Kuehl[3] Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

44	Western Asset Corporate Loan Fund Inc.

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Corporate Loan Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2019, year 2020 and year 2018, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[3]	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

46	Western Asset Corporate Loan Fund Inc.

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Directors participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended September 30, 2016 and September 30, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended September 30, 2016 and September 30, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Directors with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended September 30, 2016 and September 30, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Western Asset Corporate Loan Fund Inc.	47

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

48	Western Asset Corporate Loan Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Corporate Loan Fund Inc.	49

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. Fees paid by Plan participants to sell Fund shares did not change, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable

50	Western Asset Corporate Loan Fund Inc.

provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases. the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination. you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Corporate Loan Fund Inc.	51

Western Asset

Corporate Loan Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

TLI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Corporate Loan Fund Inc.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

FD01804 11/17 SR17-3203

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending September 30, 2016 and September 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,900 in 2016 and $63,500 in 2017.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $14,700 in 2016 and $0 in 2017.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,180 in 2016 and $4,220 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Corporate Loan Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Corporate Loan Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Corporate Loan Fund Inc. during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Western Asset Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Corporate Loan Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

Background

Western Asset Management Company (“WA” or “Western Asset” or the “subadviser”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV contains a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Timothy J. Settel Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Portfolio Manager employed by Western Asset as an investment professional for at least the past five years; Mr. Settel has more than 20 years of investment industry experience.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset; employed by Western Asset as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2017.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech	Other Registered Investment Companies	95	$147.6 billion	None	None
	Other Pooled Vehicles	269	$86.3 billion	6	$1.7 billion
	Other Accounts	590	$201.0 billion	30	$12.2 billion

Timothy J. Settel	Other Registered Investment Companies	3	$2.2 billion	None	None
	Other Pooled Vehicles	11	$4.5 billion	2	$1.0 billion
	Other Accounts	5	$1.3 billion	1	$185 million
Michael C. Buchanan	Other Registered Investment Companies	40	$49.1 billion	None	None
	Other Pooled Vehicles	80	$34.8 billion	3	$1.2 billion
	Other Accounts	235	$79.7 billion	16	$6.8 billion

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2017.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Michael C. Buchanan	A
Timothy J. Settel	D

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Corporate Loan Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 30, 2017